SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 6, 1998
                                                  ------------------------------

                           NUWAVE Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



     Delaware                    000-28606                       22-3387630
--------------------         ------------------              -------------------
  (State or Other               (Commision                     (IRS Employer
    Jurisdiction                File Number)                  Identification No.
  of Incorporation)

    One Passaic Avenue, Fairfield, New Jersey                      07004
----------------------------------------------------         -------------------
    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (973) 882-8810
                                                    ----------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          (a)  Dismissal of Independent Accounting Firm

               (i) Coopers & Lybrand L.L.P. ("Coopers"), the independent accounting firm which audited the financial statements of the registrant during fiscal year 1996, was dismissed by the registrant on February 11, 1998.

               (ii) Coopers' report on the registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

               (iii) The decision to change accountants was approved by the Board of Directors of the registrant at the Meeting of the Board of Directors of the registrant on February 4, 1998.

               (iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

               (v) During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, the registrant has had no reportable events as defined in
                      Item 304(a)(1)(v) of Regulation S-K.

          (b)  Engagement of New Independent Accountants

                      The registrant has engaged Richard A. Eisner & Company, LLP as its new independent accountants effective February 11, 1998. During the registrant's two most recent fiscal years and any subsequent interim period prior to engaging such accountants, the registrant has not consulted with Richard A. Eisner & Company, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.




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Item 5.   Other Events
          ------------

On  February  6,  1998,  the  registrant   entered  into  a  Private  Securities
Subscription Agreement (the "Subscription Agreement") with ProFutures Special Equities Fund, L.P. (the "Investor") pursuant to which the registrant agreed to
(i) issue and sell to the Investor shares of common stock, par value $0.01 per share (the "Common Stock"), of the registrant for an aggregate purchase price of $1,000,000; (ii) issue and sell to the Investor, from time to time as provided in the Subscription Agreement, up to an additional $5,000,000 of Common Stock; and (iii) issue to the Investor certain warrants to purchase Common Stock in accordance with the Subscription Agreement. See press release dated February 10, 1998 attached as Exhibit 99.1.










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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

          4.1 Registration Rights Agreement, dated February 6, 1998, between NUWAVE Technologies, Inc. and ProFutures Special Equities Fund, L.P.

          10.1 Private Securities Subscription Agreement, dated as of February 6, 1998, between ProFutures Special Equities Fund, L.P. and NUWAVE Technologies, Inc.

          10.2 Warrant, dated February 6, 1998, executed by NUWAVE Technologies, Inc. in favor of ProFutures Special Equities Fund, L.P., to purchase up to 50,000 shares of common stock, par value $0.01 per share, of NUWAVE Technologies, Inc.

          16.1 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated February 16, 1998.

          99.1        Press Release, dated February 10, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NUWAVE TECHNOLOGIES, INC.
                                          (Registrant)


Date:  February 18, 1998                 /s/ Gerald Zarin
                                          --------------------------------------
                                          Gerald Zarin
                                          Chairman of the Board, Chief Executive
                                          Officer and President









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                                  EXHIBIT INDEX


Exhibit
Number                            Description                               Page
-------          ------------------------------------------------           ----

4.1              Registration Rights Agreement, dated February 6,
                 1998,  between  NUWAVE  Technologies,  Inc.  and
                 ProFutures Special Equities Fund, L.P.

10.1             Private Securities Subscription Agreement, dated
                 as  of  February  6,  1998,  between  ProFutures
                 Special   Equities   Fund,   L.P.   and   NUWAVE
                 Technologies, Inc.

10.2 Warrant, dated February 6, 1998, executed by NUWAVE Technologies, Inc. in favor of ProFutures Special Equities Fund, L.P., to purchase up to 50,000 shares of common stock, par value $0.01 per share, of NUWAVE Technologies, Inc.

16.1             Letter  from  Coopers  & Lybrand  L.L.P.  to the
                 Securities   and   Exchange   Commission   dated
                 February 16, 1998.

99.1             Press Release, dated February 10, 1998.